UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2019
JACK HENRY & ASSOCIATES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	0-14112	43-1128385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

663 Highway 60, P.O. Box 807, Monett, MO 65708
(Address of Principle Executive Offices) (Zip Code)

417-235-6652
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JKHY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed to provide the information required by Item 5.02(c)(3) of Form 8-K with respect to the appointment by the board of directors (the “Board”) of Jack Henry & Associates, Inc. (the “Company”) of Greg Adelson to the role of Chief Operating Officer of the Company, which occurred on September 30, 2019 to be effective as of November 15, 2019, as disclosed on the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “Commission”) on September 30, 2019 (the “Original 8-K”). Pursuant to paragraph 2 of the Instructions to Item 5.02 of Form 8-K, information called for in Item 5.02(c)(3) that is not determined or is unavailable to the registrant at the time of the required filing must be included in an amendment to the registrant’s Form 8-K filing under Item 5.02 containing such information within four business days after the information is determined or becomes available.

Unless otherwise disclosed herein, the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the filing of the Original 8-K, or to modify or update those disclosures affected by subsequent events unless otherwise indicated in this Amendment. This Amendment should be read in conjunction with the Original 8-K and the Company’s filings made with the Commission subsequent to the Original 8-K, including any amendments to those filings.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 30, 2019, the Company announced that Greg Adelson had been appointed the Company’s Chief Operating Officer, a newly created position on the Company’s executive team, effective as of November 15, 2019.

On November 13, 2019, in connection with this appointment, the Compensation Committee of the Board approved certain modifications to the compensation arrangements with Mr. Adelson. The modifications are effective as of November 15, 2019. Mr. Adelson’s base salary was increased to $425,000, his annual cash incentive bonus target for the current fiscal year was increased to 80% of his annual base salary and his long term equity incentive compensation target grant value for the current fiscal year was increased to $900,000.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.
(Registrant)

Date:	November 15, 2019	/s/ Kevin D. Williams
Kevin D. Williams
Chief Financial Officer and Treasurer